Goodwill	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Goodwill
16. GOODWILL
Goodwill was recorded on the Company’s acquisition of Curis Resources Ltd. (“Curis”) in 2014 whose principal asset is the Florence Copper Project. During the year ended December 31, 2019, the carrying value of the goodwill decreased to $5,355 as a result of foreign currency translation.
The Company performed an annual goodwill impairment test and the recoverable amount of the Curis CGU was estimated utilizing a discounted cash flow with the following key assumptions: an after-tax
discount rate of 10% (2018 – 10%); and copper prices of US$3.10 per pound in the projected periods. The recoverable amount of the Curis CGU was calculated to be higher than its carrying amount and no impairment loss was recognized.